EXHIBIT 32



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of New CF&I, Inc. ("New CF&I"), and CF&I Steel, L.P. ("CF&I") on Form 10-K for the quarterly period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James E Declusin, President and CEO of New CF&I and CF&I, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78c(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New CF&I and CF&I..



/s/ James E. Declusin
--------------------------------
James E. Declusin
President & CEO


March 30, 2004



/s/ L. Ray Adams
---------------------------------
L. Ray Adams
Vice President - Finance,
Chief Financial Officer, and Treasurer

March 30, 2004